EXHIBIT 23.2

                      CONSENT OF CORDOVANO AND HONECK LLP







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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Securities and Exchange Commission
Washington, D.C.


We consent to the use in this Registration Statement of Worldwide Strategies Incorporated on Form SB-2, Amendment 4, of our report dated January 28, 2006, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ CORDOVANO AND HONECK LLP


Cordovano and Honeck LLP
Denver, Colorado
February 28, 2006